Virtus Stone Harbor Strategic Income Fund,

a series of Virtus Opportunities Trust

Supplement dated January 31, 2024, to the Summary Prospectus and the Virtus Opportunities Trust
Statutory Prospectus and Statement of Additional Information (“SAI”) pertaining to the fund named above, each dated September 28, 2023, as supplemented

Important Notice to Investors

Effective January 30, 2024, the Virtus Stone Harbor Strategic Income Fund (the “Fund”) was liquidated pursuant to a Plan of Liquidation. The Fund has ceased operations and is no longer available for sale. Accordingly, the Fund’s Summary Prospectus is no longer valid, nor are references to the Fund in the Virtus Opportunities Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8470 SHIP Strategic Income Fund Closed (1/2024)